UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22939

T. Rowe Price Credit Opportunities Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2017

Item 1. Report to Shareholders

Credit Opportunities Fund	November 30, 2017

The views and opinions in this report were current as of November 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

It is now over two years into my tenure as manager for the fund. We have constructed this portfolio to offer a flexible and concentrated exposure to our highest-conviction high yield and bank loan credits. The majority of the portfolio taps into the repeatable, traditional high yield bond and bank loan credit research process that defines the T. Rowe Price high yield platform. The flexible mandate allows for more aggressive or conservative positioning as the opportunity set dictates. Added to this is our ability to layer in distressed and special situations. In these special situations, we look for jurisdictions where we know our rights and remedies, and we spend meaningful time on asset valuation and assessing potential outcomes. In the selective situations when we do participate, we stay in liquid, freely tradeable instruments and seek to be active members of creditor committees so that we can have a significant impact on the outcome. These holdings, while limited in number, can offer the potential for meaningful total return and are another factor differentiating this portfolio from traditional high yield bond funds.

PORTFOLIO PERFORMANCE

The Credit Opportunities Fund posted positive returns for the six-month reporting period and slightly trailed its benchmark, the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index. Credit selection contributed to performance, particularly within wirelines, health care, and wireless communications, while sector allocations detracted. In addition, our out-of-benchmark allocation to bank loans outperformed the broader high yield market. In this reporting period, fund gains were entirely due to income, while price appreciation was essentially flat. This compares with modest principal losses for the index, highlighting the importance of income generation.

MARKET ENVIRONMENT

U.S. economic growth accelerated in the past six months, recording a 3.3% annualized growth rate in the third quarter. The technical backdrop for below investment-grade bonds and loans remained generally supportive, and credit spreads compressed. Fundamentals supporting the asset class appeared largely stable, and default activity has been mostly contained. The high yield market produced gains in four of the last six months. We saw a mix of performance across industries, and some of the traditionally more defensive sectors, such as cable operators, wireless communications, and health care, came under pressure.

PORTFOLIO POSITIONING

The majority of the portfolio is composed of traditional high yield bonds and bank loans sourced from our combined high yield and bank loan investment team. However, this portfolio is more focused than a diversified high yield fund, and the portfolio is constructed without attempting to mirror the benchmark. Rather than underweighting a name in which we do not find compelling value, we simply do not own it. A good current example of this is the wireline industry. Within the index, the wireline industry generated negative returns. Because we avoided several underperforming credits, our underweight allocation and credit selection within that sector were the top contributors to relative returns. The voice side of these businesses is impacted by both wireless substitution and market share losses to cable providers offering faster speeds than traditional broadband. These factors point to an industry in secular decline. Several of these issuers released uninspiring earnings and saw bonds fall as much as 30 points within the last six months.

Largely driven by Asurion, our wireless holdings posted gains compared with declines for the wireless industry in the index. Asurion is a handset insurance provider that benefits from smartphone sales without depending on the execution of one specific wireless carrier. It has a near-monopoly market share in mobile protection services in most developed markets. The company’s scale acts as a significant barrier to entry, allowing the issuer to provide more valuable services to their carrier customers at a lower cost versus competitors. The subscription and contract nature of its business is sticky, and the company is well positioned to benefit from the evolution of the wireless industry. Our investment team visited the company in July. Because we have high conviction in its credit profile and business prospects, Asurion is a top position across most high yield and bank loan accounts at T. Rowe Price. It is the third-largest issuer in the portfolio. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Since our last shareholder letter, we have continued to trim exposure to lower-quality holdings, redeploying the proceeds into higher-rated high yield bonds and leveraged loans. We did this largely because high yield valuations are so stretched and we see a case for volatility in some areas of our market. For example, within energy, our market index’s largest industry, we have almost entirely rotated into higher-quality names, including crossover credits, such as Hess and Seven Generations. Seven Generations is a Canadian exploration and production issuer with some of the lowest-cost inventory in North America. The management team keeps leverage low, and our energy analyst believes the name can eventually cross over to investment grade.

The fund’s largest issuer, Intelsat, was the third-largest relative contributor. Intelsat is a satellite operator, and the contractual nature of its business means that cash flow generation is relatively stable. The complexity of its capital structure, along with its debt load, is considerable. Our holdings are positioned across three bonds, two secured and one unsecured, but all are closest to the operating assets. We see real strategic value to these assets due to the high barriers to entry in this industry. The company just finished a heavy capital expenditure cycle to launch new satellites. We recently met with management, and they reiterated that capital expenditure was indeed trending lower. While guidance for 2018 may present challenges, Intelsat should be able to generate meaningful free cash flow once again, and we see more upside potential.

Cable operator Altice NV, a top-20 position, came under pressure in November following the release of soft third-quarter earnings. The company’s stock fell approximately 22% the day of the earnings announcement, with minimal weakness in the bonds. As November progressed, the equity declined further and the debt began to follow, particularly longer-dated holding company bonds. While these bonds are one step removed from the operating assets, they have the benefit of a claim on operations in a variety of countries. This eliminates our need to get any one particular operating jurisdiction right, and we can instead focus on the consolidated operating results. Our exposure going into November included three bonds, and those positions had declined five to 15 points by month-end. For risk mitigation purposes, we eliminated one position, and the remaining positions traded in the 90s or above par at the end of the reporting period.

The negative bond reaction was largely based on Altice’s prolonged issues with its French operations: continued subscriber losses, poor execution on product offerings, and little evidence of cost savings. Management’s credibility was questioned as a result, so the CEO of the company’s French operations was removed. Patrick Drahi, the company’s founder, stepped in. These developments removed the near-term case for growth in its operation and refocused efforts on fixing the French operations. On December 1, just after the end of our reporting period, Altice followed through with a non-core asset sale. While the sale was relatively small, it indicated management’s commitment to reducing the company’s heavy debt load and leverage. We expect more asset sales, some potentially significant, to come in the first half of 2018. These should help with overall sentiment toward the company while the French operations are given time to turn around. We remain holders of the name throughout our global high yield portfolios and are carefully monitoring developments.

Bank loans are the fund’s largest off-index allocation at 31% of assets. Because of their senior secured status, leveraged loans provide a compelling risk-adjusted exposure to the below investment-grade market. In addition, floating rate coupons minimize interest rate risk, a relatively unique characteristic within fixed income. Loans have defensive features that are particularly attractive as the Federal Reserve implements tightening policy or in the event of a high yield market correction. Along with our rotation into higher-quality bonds, our meaningful allocation to this asset class is further evidence of our cautious stance on asset prices.

OUTLOOK

The global economy is improving, and U.S. tax reform has the potential to benefit a number of high yield industries. The proposed tax changes should provide incentive for high yield companies to decrease their interest burden because they will not be able to benefit from that deduction to the same extent. Corporate fundamentals largely appear solid, and we expect the default rate to remain below its long-term average in 2018. However, the rate is expected to increase from this year due to a few widely anticipated bankruptcies that will likely occur. In addition, the market has been less forgiving of earnings misses, causing market volatility.

Demand has supported the market but is also helping drive valuations to fairly rich levels. We do not expect further significant capital appreciation in high yield or bank loans, and we think that the market could face more headwinds. At today’s compressed spread levels, investors receive less compensation, so if a company does not meet earnings expectations, bonds are more likely to trade lower without the coupon cushion. Moreover, certain typically defensive industries, such as cable and health care, have seen softness. Stretched valuations are a risk, as is fiscal policy implementation.

Our goal is to deliver high current income and attractive total returns over time while seeking to cushion the volatility inherent in this market. Diversifying sectors, including bank loans and selective participation in distressed and special situations, should continue to add value. We remain absolutely committed to our rigorous credit research efforts, which are particularly warranted when investing in the lower credit quality tiers of the high yield bond and bank loan markets.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Rodney M. Rayburn
Chairman of the fund’s Investment Advisory Committee

December 19, 2017

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF BOND INVESTING

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Bank loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency.

RISK MANAGEMENT: A KEY COMPONENT OF OUR STRATEGY

The bond market has been particularly volatile in recent months as investors began to consider the ramifications of a rising interest rate environment. The volatility has highlighted the importance of sound risk management.

Because of this evolving environment, T. Rowe Price is taking steps to ensure that our funds are positioned to function smoothly during transitional periods as the Fed implements policy changes. These measures include assessing the liquidity of our portfolios, conducting stress tests that take various market scenarios under consideration, evaluating risk management strategies to determine appropriate actions, and taking other steps to ensure successful implementation of our investment strategy. We do not believe that your fund will be adversely affected by the conditions we have just mentioned, but we want to inform our shareholders that we are aware of the changing market environment and are monitoring it closely. High yield bond funds typically have less duration or interest rate risk than many fixed income alternatives.

While we are primarily a cash bond manager, derivative use in our strategy may include currency forwards. However, these instruments would be used for hedging purposes only. Additionally, we may take a positive fundamental view on a company’s credit via the credit default swap (CDS) market by selling protection where a price or structure is more attractive than the cash bond market. However, we do not view the use of these types of instruments as an integral part of our investment strategy, and our overall exposure is minimal.

GLOSSARY

Bloomberg Barclays U.S. High Yield 2% Issuer Capped Bond Index: The index measures the performance of the entire high yield corporate bond universe, with a maximum allocation of 2% for all individual issuers.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed income investment. It is used to measure a bond’s or bond fund’s sensitivity to interest rate changes. For example, a fund with a three-year duration would fall about 3% in price in response to a one-percentage-point increase in interest rates, and vice versa. Modified duration provides a more accurate estimate of the fund’s price sensitivity based solely on changes in real interest rates.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities.

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Portfolio Highlights

TWENTY-FIVE LARGEST ISSUERS

	Percent of Net Assets 11/30/17
Intelsat	4.3%
Valeant Pharmaceuticals	4.2
Asurion	4.1
Kronos	3.7
Charter Communications	3.1
iHeartMedia	2.9
Frontera Energy	2.9
NRG Energy	2.2
Avolon	2.1
Vistra Energy	1.9
Scientific Games	1.8
Energy Future	1.8
HCA	1.7
Altice NV	1.6
Veritas	1.6
Formula One	1.6
International Game Technology	1.4
Altice Financing	1.4
Virgin Media	1.4
Caesars Entertainment	1.3
Uber Technologies	1.2
First Data	1.2
CSC Holdings	1.0
Ensco	1.0
Renaissance Learning	1.0
Total	52.4%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio. Holdings of the issuers are combined and may be shown in the portfolio of investments under their subsidiaries.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

I Class

	6 Months Ended 11/30/17	11/29/16[1] Through 5/31/17
NET ASSET VALUE		
Beginning of period	$ 8.69	$ 8.50
Investment activities		
Net investment income[2]	0.24[3][6]	0.22[3][6]
Net realized and unrealized gain / loss	(0.05)	0.27
Total from investment activities	0.19	0.49
Distributions		
Net investment income	(0.23)	(0.22)
Net realized gain	–	(0.08)
Total distributions	(0.23)	(0.30)
NET ASSET VALUE		
End of period	**$ 8.65**	**$ 8.69**

Ratios/Supplemental Data		
Total return[4]	**2.17%[3][6]**	**5.82%[3][6]**
Ratio of total expenses to average net assets	0.71%[3][5][6]	0.70%[3][5][6]
Ratio of net investment income to average net assets	5.53%[3][5][6]	5.97%[3][5][6]
Portfolio turnover rate	27.1%	62.7%
Net assets, end of period (in thousands)	$ 255	$ 256

(1) Inception date

(2) Per share amounts calculated using average shares outstanding method.

(3) See Note 6. Excludes expenses in excess of a 0.05% contractual operating expense limitation in effect through 9/30/19.

(4) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(5) Annualized

(6) Includes interest and borrowing-related expenses (See Note 7) equal to 0.02% and 0.01% of average net assets for the six months ended 11/30/17 and the period ended 5/31/17, respectively.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par/Shares	$ Value
CORPORATE BONDS 59.3%		
Automotive 1.2%		
Telsa, 5.30%, 8/15/25 (1)	480	458
TI Group Auto Systems, 8.75%, 7/15/23 (1)	94	101
		559
Broadcasting 1.6%		
Clear Channel Worldwide, 7.625%, 3/15/20	120	119
iHeartCommunications, 9.00%, 9/15/22	895	644
		763
Building & Real Estate 1.1%		
Greystar Real Estate Partners, 5.75%, 12/1/25 (1)	185	191
Howard Hughes, 5.375%, 3/15/25 (1)	320	328
		519
Cable Operators 9.0%		
Altice, 7.625%, 2/15/25 (1)	825	753
Altice Financing, 7.50%, 5/15/26 (1)	200	209
Altice Finco, 7.625%, 2/15/25 (1)	425	426
Cequel Communications, 6.375%, 9/15/20 (1)	122	124
Charter Communications Holdings, 5.00%, 2/1/28 (1)	105	102
Charter Communications Holdings, 5.50%, 5/1/26 (1)	485	496
Charter Communications Holdings, 5.75%, 2/15/26 (1)	410	424
Charter Communications Holdings, 5.875%, 5/1/27 (1)	400	415
CSC Holdings, 6.625%, 10/15/25 (1)	200	216
CSC Holdings, 10.125%, 1/15/23 (1)	225	254
Dish DBS, 7.75%, 7/1/26	175	189
Virgin Media Finance, 6.00%, 10/15/24 (1)	400	414
Virgin Media Finance, 6.375%, 10/15/24 (GBP)	150	219
		4,241

Chemicals 2.1%		
Consolidated Energy Finance, 6.875%, 6/15/25 (1)	245	261
ECO Services, 8.50%, 11/1/22 (1)	175	183
Kissner Group Holdings, 8.375%, 12/1/22 (1)	235	238
Momentive Performance, EC, 10.00%, 10/15/20 (2)(3)	100	—
PQ, 5.75%, 12/15/25 (1)	160	163
Versum Materials, 5.50%, 9/30/24 (1)	125	134
		979
Consumer Products 0.4%		
Life Time Fitness, 8.50%, 6/15/23 (1)	175	185
		185
Container 0.8%		
Ardagh Group, 7.25%, 5/15/24 (1)	200	218
Reynolds Group Holdings, 7.00%, 7/15/24 (1)	125	134
		352
Energy 10.1%		
Cheniere Corpus Christi, 5.125%, 6/30/27 (1)	140	145
Cheniere Corpus Christi, 7.00%, 6/30/24	225	255
Crownrock, 5.625%, 10/15/25 (1)	145	146
Ensco, 8.00%, 1/31/24	468	459
Exterran Energy Solutions, 8.125%, 5/1/25 (1)	220	234
Felix Energy, VR,, 3M USD LIBOR + 6.50%, 7.81%, 8/9/22 Acquisition Date: 8/19/17, Cost $203 (2)(4)	205	203
Ferrellgas Finance, 6.50%, 5/1/21	150	142
Ferrellgas Finance, 6.75%, 1/15/22	175	165
Ferrellgas Finance, STEP, 6.75%, 6/15/23	100	93
Frontera Energy, 10.00%, 11/2/21 (9)	10	11

Gaming 4.6%

CRC Escrow Issuer, 5.25%, 10/15/25 (1)	433	433
Eldorado Resorts, 7.00%, 8/1/23	100	107
Great Canadian Gaming, 6.625%, 7/25/22 (CAD)(1)	175	141
International Game Technology, 6.25%, 2/15/22 (1)	400	436
International Game Technology, 6.50%, 2/15/25 (1)	200	225
Scientific Games International, 7.00%, 1/1/22 (1)	90	95
Scientific Games International, 10.00%, 12/1/22	410	452
Universal Entertainment, 8.50% (6.00% cash, 2.50% PIK) 8/24/20 (1)(9)	256	261
		2,150

Healthcare 8.3%

Centene, 6.125%, 2/15/24	75	80
Community Health Systems, 6.25%, 3/31/23	385	360
Eagle Holding, 7.625%, 5/15/22 (1)(9)	80	81
HCA, 5.25%, 6/15/26	275	291
HCA, 5.375%, 2/1/25	485	503
Hill-Rom, 5.75%, 9/1/23 (1)	100	105
Synlab Unsecured BondCo, 8.25%, 7/1/23 (EUR)(1)	150	195
Tenet Healthcare, 6.75%, 6/15/23	125	117
Tenet Healthcare, 7.50%, 1/1/22 (1)	165	173
Tenet Healthcare, 8.125%, 4/1/22	25	25
Valeant Pharmaceuticals, 5.50%, 11/1/25 (1)	45	46
Valeant Pharmaceuticals, 6.50%, 3/15/22 (1)	215	226
Valeant Pharmaceuticals, 7.00%, 10/1/20 (1)	550	554
Valeant Pharmaceuticals, 7.00%, 3/15/24 (1)	680	729
Valeant Pharmaceuticals, 7.50%, 7/15/21 (1)	405	401
		3,886

Information Technology 3.2%		
Commscope Tech Finance, 6.00%, 6/15/25 (1)	175	187
Diamond 1 Finance / Diamond 2 Finance, 7.125%, 6/15/24 (1)	150	162
JDA Software, 7.375%, 10/15/24 (1)	125	130
Match Group, 5.00%, 12/15/27 (1)	30	30
Microsemi, 9.125%, 4/15/23 (1)	75	85
SS&C Technologies, 5.875%, 7/15/23	100	106
Veritas, 7.50%, 2/1/23 (1)	400	420
Western Digital, 10.50%, 4/1/24	325	378
		1,498
Manufacturing 0.1%		
Park-Ohio Industries, 6.625%, 4/15/27	60	64
		64
Metals & Mining 2.4%		
Grinding Media, 7.375%, 12/15/23 (1)	150	161
Hudbay Minerals, 7.25%, 1/15/23 (1)	50	53
Hudbay Minerals, 7.625%, 1/15/25 (1)	75	83
Novelis, 5.875%, 9/30/26 (1)	125	130
Novelis, 6.25%, 8/15/24 (1)	100	105
Ryerson, 11.00%, 5/15/22 (1)	125	141
TMS International, 7.25%, 8/15/25 (1)	125	131
United States Steel, 6.875%, 8/15/25	120	125
Zekelman Industries, 9.875%, 6/15/23 (1)	175	196
		1,125
Other Telecommunications 0.8%		
CenturyLink, 7.50%, 4/1/24	375	365
		365

Hercules Offshore, VR, 10.50% 5/6/20 (2)(3)(6)	109	54
		376
Entertainment & Leisure 1.6%		
Formula One, VR, 3M USD LIBOR + 3.25%, 4.35%, 2/1/24	730	734
		734
Financial 1.8%		
Avalon, VR, 3M USD LIBOR + 2.25%, 3.533%, 3/21/22	718	718
Freedom Mortgage, VR, 3M USD LIBOR + 5.50% 6.956%, 2/23/22	144	146
		864
Gaming 0.6%		
Scientific Games International, VR, 3M USD LIBOR + 3.25% 4.514%, 8/14/24	292	295
		295
Healthcare 0.6%		
Change Healthcare, VR, 3M USD LIBOR + 2.75% 3.992%, 3/1/24	294	294
		294
Information Technology 2.3%		
Ancetry.com, VR, 3M USD LIBOR + 3.25%, 4.49%, 10/19/23	124	124
Cision, VR, 3M USD LIBOR + 4.25%, 5.583%, 6/16/23	55	56
Uber Technologies, VR, 3M USD LIBOR + 4.00% 5.328%, 7/13/23	545	549
Veritas, VR, 3M USD LIBOR + 4.50%, 5.833%, 1/27/23	326	326
		1,055

Metals & Mining 0.4%		
Zekelman Industries, VR, 3M USD LIBOR + 2.75% 4.073%, 6/14/21	173	174
		174
Other Telecommunications 1.3%		
Cologix, VR, 3M USD LIBOR + 7.00%, 8.328%, 3/20/25	460	463
Rackspace, VR, 3M USD LIBOR + 3.00%, 4.385%, 11/3/23	124	124
		587
Publishing 0.8%		
Harland Clarke, VR, 3M USD LIBOR + 6.00%, 7.333%, 12/31/21	370	371
		371
Real Estate Investment Trust Securities 1.3%		
Americold, VR, 3M USD LIBOR + 3.75%, 4.992%, 12/1/22	302	305
Capital Automotive, VR, 3M USD LIBOR + 6.00% 7.35%, 3/24/25	320	328
		633
Retail 0.8%		
Jo-Ann Stores, VR, 3M USD LIBOR + 5.00%, 6.551%, 10/20/23	411	391
		391
Services 6.1%		
Kronos, VR, 3M USD LIBOR + 3.50%, 4.902%, 11/1/23	1,019	1,024
Kronos, VR, 3M USD LIBOR + 8.25%, 9.627%, 11/1/24	695	716
Laureate Education, VR, 3M USD LIBOR + 4.50% 5.742%, 4/26/24	239	240
Prime Securities Services, VR, 3M USD LIBOR + 2.75% 3.992%, 5/2/22	199	200
Renaissance Learning, VR, 3M USD LIBOR + 7.00% 8.333%, 4/11/22	465	467

COMMON STOCKS 1.5%

Building & Real Estate 0.2%		
Howard Hughes (3)	1	102
		102
Cable Operators 0.5%		
Liberty Global Plc LiLAC, Class A (3)	6	116
Liberty Ventures, Series A (3)	2	116
		232
Energy 0.3%		
Frontera Energy (3)	5	131
Frontera Energy (CAD)(3)	—	4
Global Geophysical Warrants, 12/31/18 (2)(3)	3	—
		135
Gaming 0.2%		
Caesars Entertainment (3)	7	97
		97
Metals & Mining 0.3%		
New Gold (3)	51	157
		157
Total Common Stocks (Cost $618)		723

CONVERTIBLE PREFERRED STOCKS 1.5%

Energy 0.5%		
Targa Resources, Series A, 9.50%, 11/15/66, Acquisition Date: 10/30/17, Cost $252 (4)	—	253
		253

(Amounts in 000s)

SWAPS 0.0%

Description	Notional Amount	Value	Initial Value**	Unrealized Gain/(Loss)
CENTRALLY CLEARED SWAPS (0.1)%				
Credit Default Swaps, Protection Bought (0.1)%				
Protection Bought (Relevant Credit: Markit CDX.NA.IG-S29, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 12/20/22	925	$ (23)	$ (21)	$ (2)
Total Centrally Cleared Credit Default Swaps, Protection Bought				(2)
Net payments (receipts) of variation margin to date				1
Variation margin receivable (payable) on centrally cleared swaps				$ (1)

Description	Notional Amount	Value	Upfront Payments/ (Receipts)	Unrealized Gain/(Loss)
BILATERAL SWAPS 0.1%				
Credit Default Swaps, Protection Bought 0.1%				
Citibank, Protection Bought (Relevant Credit: CenturyLink, 6.15%, 9/15/19), Pay 1.00% Quarterly, Receive upon credit default, 6/20/22	116	$ 19	$ 13	$ 6
Goldman Sachs, Protection Bought (Relevant Credit: CenturyLink, 5.80%, 3/15/22), Pay 1.00% Quarterly, Receive upon credit default, 6/20/22	40	6	4	2
Total Bilateral Credit Default Swaps, Protection Bought			17	8
Total Bilateral Swaps			$ 17	$ 8

** Includes interest purchased or sold but not yet collected of $1

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

		6 Months Ended 11/30/17		Year Ended 5/31/17
Increase (Decrease) in Net Assets				
Operations				
Net investment income	$	1,268	$	2,351
Net realized gain		269		536
Change in net unrealized gain / loss		(559)		2,364
Increase in net assets from operations		978		5,251
Distributions to shareholders				
Net investment income				
Investor Class		(1,184)		(1,950)
Advisor Class		(7)		(13)
I Class		(7)		(6)
Net realized gain				
Investor Class		–		(359)
Advisor Class		–		(3)
I Class		–		(2)
Decrease in net assets from distributions		(1,198)		(2,333)
Capital share transactions*				
Shares sold				
Investor Class		4,514		13,336
Advisor Class		–		20
I Class		–		250
Distributions reinvested				
Investor Class		543		859
Advisor Class		2		4
Shares redeemed				
Investor Class		(5,639)		(4,412)
Advisor Class		(1)		–
Redemption fees received		1		4
Increase (decrease) in net assets from capital share transactions		(580)		10,061
Net Assets				
Increase (decrease) during period		(800)		12,979
Beginning of period		47,678		34,699
End of period	**$**	**46,878**	**$**	**47,678**

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Credit Opportunities Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks a combination of long-term capital appreciation and high income. The fund has three classes of shares: the Credit Opportunities Fund (Investor Class), the Credit Opportunities Fund–Advisor Class (Advisor Class), and the Credit Opportunities Fund–I Class (I Class). Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries. I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor and I Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared by each class daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended November 30, 2017, the Advisor Class incurred less than $1,000 in these fees.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and generally are categorized in Level 2 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers and generally are categorized in Level 2 of the fair value hierarchy; however, if unobservable inputs are significant to the valuation, the swap would be categorized in Level 3. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on November 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended November 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended November 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at November 30, 2017, totaled $23,000 for the six months ended November 30, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers into Level 3 resulted from a lack of observable market data for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six month ended November 30, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of November 30, 2017, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended November 30, 2017, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the same business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account at the fund’s custodian. While typically not sold similar to equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were traded, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of November 30, 2017, no collateral was pledged by either the fund or counterparties for bilateral derivatives. As of November 30, 2017, cash of $8,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended November 30, 2017, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 1% and 3% of net assets.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, purchased options are included in Investments in Securities, and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; movements in the underlying asset values and, for written options, potential losses in excess of the fund’s initial investment. During the six month ended November 30, 2017, the volume of the fund’s activity in options, based on underlying notional amounts, was generally less than 1% of net assets.

Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended November 30, 2017, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 0% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt At November 30, 2017, approximately 87% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Investments in noninvestment-grade holdings may be considered speculative.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment. At November 30, 2017, the fund’s total unfunded commitments not included in the Portfolio of Investments were $678,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $13,683,000 and $11,751,000, respectively, for the six months ended November 30, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of May 31, 2017, the fund had $6,832,000 of available capital loss carryforwards.

At November 30, 2017, the cost of investments for federal income tax purposes was $46,438,000. Net unrealized gain aggregated $1,258,000 at period-end, of which $1,589,000 related to appreciated investments and $331,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2017, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were waived; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $139,000 of expenses were waived/paid by Price Associates during the six months ended November 30, 2017. Including this amount, expenses previously waived/paid by Price Associates in the amount of $827,000 remain subject to repayment by the fund at November 30, 2017.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended November 30, 2017, expenses incurred pursuant to these service agreements were $44,000 for Price Associates; $16,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of November 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,475,000 shares of the Investor Class, representing 46% of the Investor Class’s net assets and 25,000 shares of the Advisor Class, representing 73% of the Advisor Class’s net assets, and 29,412 shares of the I Class, representing 100% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - BORROWING

The fund may borrow to provide temporary liquidity. The fund, along with several other T. Rowe Price-sponsored mutual funds (collectively, the participating funds), has entered into a $575 million, 364-day, syndicated credit facility (the facility) pursuant to which the participating funds may borrow on a first-come, first-served basis up to the full amount of the facility. Interest is charged to the borrowing fund at a rate equal to 1.00% plus the Federal Funds rate. A commitment fee, equal to 0.15% per annum of the average daily undrawn commitment is accrued daily and paid quarterly; legal and administrative fees are recognized as incurred. All fees are allocated to the participating funds based on each fund’s relative net assets and are reflected as a component of interest expense in the accompanying financial statements. Loans are generally unsecured; however, the fund must collateralize any borrowings under the facility on an equivalent basis if it has other collateralized borrowings. During the six months ended November 30, 2017, the fund incurred $4,000 in commitment fees. At November 30, 2017, the fund had no borrowings outstanding under the facility, and the undrawn amount of the facility was $575,000,000.

NOTE 8 - SUBSEQUENT EVENT

Effective December 1, 2017, the fund’s I Class operating expense limitation was reduced from 0.05% to 0.01% of average net assets. This agreement will continue until September 30, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Credit Opportunities Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	January 19, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	January 19, 2018